     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON 23 MARCH 2001

                                                      REGISTRATION NO. 333-46216
                                                                    333-46216-01
                                                                    333-46216-02
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ------------------------
                       POST-EFFECTIVE AMENDMENT NO. 4 TO

                                    FORM F-1
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                            ------------------------

                        UBS AG                                      UBS PREFERRED FUNDING TRUST I
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)  (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
     SWITZERLAND             6021        98-0186363       DELAWARE             6712            51-6518252
   (STATE OR OTHER         (PRIMARY        (I.R.S.     (STATE OR OTHER       (PRIMARY        (I.R.S. EMPLOYER
   JURISDICTION OF         STANDARD       EMPLOYER     JURISDICTION OF       STANDARD        IDENTIFICATION
   INCORPORATION OR       INDUSTRIAL    IDENTIFICATION INCORPORATION OR     INDUSTRIAL           NUMBER)
    ORGANIZATION)        CLASSIFICATION    NUMBER)      ORGANIZATION)     CLASSIFICATION
                         CODE NUMBER)                                      CODE NUMBER)

                                          UBS PREFERRED FUNDING
                                              COMPANY LLC I
(EXACT NAME OF REGISTRA   (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
     SWITZERLAND            DELAWARE             6712            51-04802885
   (STATE OR OTHER       (STATE OR OTHER       (PRIMARY        (I.R.S. EMPLOYER
   JURISDICTION OF       JURISDICTION OF       STANDARD        IDENTIFICATION
   INCORPORATION OR      INCORPORATION OR     INDUSTRIAL           NUMBER)
    ORGANIZATION)         ORGANIZATION)     CLASSIFICATION
                                             CODE NUMBER)

       BAHNHOFSTRASSE 45, ZURICH,              C/O WILMINGTON TRUST COMPANY            THE CORPORATION TRUST COMPANY
  SWITZERLAND, 011 41-1-234 11 11 AND            1100 NORTH MARKET STREET                    1209 ORANGE STREET
       AESCHENVORSTADT 1, BASEL,                WILMINGTON, DELAWARE 19890               WILMINGTON, DELAWARE 19801
    SWITZERLAND, 011 41-61-288 20 20                   302-651-1118                             302-658-7581
    (ADDRESS AND TELEPHONE NUMBER OF         (ADDRESS AND TELEPHONE NUMBER OF         (ADDRESS AND TELEPHONE NUMBER OF
    REGISTRANT'S PRINCIPAL EXECUTIVE         REGISTRANT'S PRINCIPAL EXECUTIVE         REGISTRANT'S PRINCIPAL EXECUTIVE
                OFFICES)                                 OFFICES)                                 OFFICES)

                            ------------------------
                           ROBERT C. DINERSTEIN, ESQ.
                                     UBS AG
                                299 PARK AVENUE
                            NEW YORK, NEW YORK 10171
                            TELEPHONE: 212-821-3000
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)
                            ------------------------
                                   COPIES TO:

                  MARK J. WELSHIMER, ESQ.                                      JEFFREY D. BERMAN, ESQ.
                    SULLIVAN & CROMWELL                                         DAVIS POLK & WARDWELL
                      125 BROAD STREET                                           450 LEXINGTON AVENUE
                  NEW YORK, NY 10004-2498                                         NEW YORK, NY 10017
                        212-558-4000                                                 212-450-4000

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ____________

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ____________

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-46216, 333-46216-01 and 333-46216-02

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------
                        CALCULATION OF REGISTRATION FEE

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                                                                PROPOSED MAXIMUM           PROPOSED
       TITLE OF EACH CLASS OF              AMOUNT TO BE          OFFERING PRICE       MAXIMUM AGGREGATE          AMOUNT OF
     SECURITIES TO BE REGISTERED         REGISTERED(1)(2)        PER UNIT(1)(2)      OFFERING PRICE(1)(2)   REGISTRATION FEE(2)
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8.622% Noncumulative Trust Preferred
Securities issued by UBS Preferred
Funding Trust I......................       1,500,000                $1,000             $1,500,000,000              (3)
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8.622% Noncumulative Company
Preferred Securities issued by UBS
Preferred Funding Company LLC I......       1,500,000                $1,000             $1,500,000,000               0
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Subordinated Guarantee of UBS AG with
respect to the Company Preferred
Securities...........................                                                                                0
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(1) Estimated solely for the purpose of computing the registration fee.
(2) No separate consideration will be received for the company preferred securities of UBS Preferred Funding Company LLC I or the subordinated guarantee of UBS AG. Pursuant to Rule 457(n) under the Securities Act of 1933, no separate fee is payable with respect to these securities.
(3) The total amount of the registration fee is $396,000, of which $330,000 was paid upon the initial filing of the registration statement and $66,000 was paid upon the filing of Amendment No. 1 to the registration statement.
                            ------------------------
This registration statement contains a prospectus relating to both of the following: the offering of newly issued trust preferred securities and company preferred securities; and market-making transactions that may occur on an ongoing basis in trust preferred securities and company preferred securities that have been previously issued in the offering described above.

When the prospectus is delivered to an investor in the initial offering described above, the investor will be informed of that fact in the confirmation of sale. When the prospectus is delivered to an investor who is not so informed, it is delivered in a market-making transaction.
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Explanatory Note

The sole purpose of this Post-Effective Amendment No. 4 is to file Exhibit 23.7 to the Registration Statement. No changes have been made to the Registration Statement other than to Part II, Item 16 (Exhibits and Financial Statement Schedules).

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Part II

INFORMATION NOT REQUIRED IN PROSPECTUS

The Registrant hereby modifies Item 16 of Part II of the Registration Statement for the purpose of adding the following exhibit:

23.7 Consent of Ernst & Young Ltd. as independent auditors of UBS AG

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

EXHIBIT
NUMBER                            DESCRIPTION
----------------------------------------------------------------------
  1       Form of Underwriting Agreement(1)
  3.1     Articles of Association for UBS AG(1)
  3.2     By-Laws of UBS AG(1)
  3.3     Form of Amended and Restated Trust Agreement of UBS
          Preferred Funding Trust I(1)
  3.4     Form of Amended and Restated Limited Liability Company
          Agreement of UBS Preferred Funding Company I(1)
  3.5     By-Laws of UBS Preferred Funding Company I (included in
          exhibit 3.4)
  4.1     Form of UBS AG Subordinated Guarantee Agreement (included in exhibit 3.4)
  4.2     Form of Subordinated Notes of UBS AG (included in exhibit
          3.4)
  5.1     Opinion of Richards, Layton & Finger, P.A. as to the
          validity of the trust preferred securities and the company preferred securities(1)
  5.2     Opinion of Sullivan & Cromwell as to the validity of the UBS
          AG subordinated guarantee(1)
  5.3     Opinion of Bar & Karrer as to certain matters of Swiss
          law(1)
  8.1     Opinion of Sullivan & Cromwell as to U.S. federal tax
          matters (included in exhibit 5.2)
  8.2     Opinion of ATAG Ernst and Young AG, Switzerland, as to Swiss
          tax matters(1)
 10       Agreement and Plan of Merger, dated as of July 12, 2000, by and among Paine Webber Group Inc., UBS AG and Neptune Merger
          Subsidiary Inc.(1)
 12       Statement regarding ratio of earnings to fixed charges(1)
 21       Subsidiaries of UBS AG(1)
 23.1     Consent of Richards, Layton & Finger, P.A. (included in
          Exhibit 5.1)
 23.2     Consent of Sullivan & Cromwell (included in Exhibit 5.2)
 23.3     Consent of Sullivan & Cromwell (included in Exhibit 8.1)
 23.4     Consent of ATAG Ernst & Young AG, Switzerland(1)
 23.5     Consent of Ernst and Young Ltd.(1)
 23.6     Consent of Ernst & Young LLP(1)
 23.7     Consent of Ernst & Young Ltd. as independent auditors of UBS
          AG
 24.1     Power of Attorney(1)
 25.1     Statement of Eligibility of Trustee(1)
 25.2     Statement of Eligibility of Guarantee Trustee(1)

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(1) Previously filed.

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PART II
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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, UBS AG certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on 23 March 2001.

                                          UBS AG

                                          By:         /s/ ROBERT MILLS
                                            ------------------------------------
                                              Name: Robert Mills
                                              Title:  Chief Financial
                                                      Officer -- Americas
                                                      and Regional Chief
                                                      Operating Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement or Amendment has been signed below by the following persons in the capacities and on the dates indicated.

                       NAME                                        TITLE                    DATE
-----------------------------------------------------------------------------------------------------
                         *                           President and Group Chief          23 March 2001
---------------------------------------------------  Executive Officer
                   Marcel Ospel

                         *                           Chief Financial Officer            23 March 2001
---------------------------------------------------
                   Luqman Arnold

                         *                           Group Controller and Member of     23 March 2001
---------------------------------------------------  Group Managing Board
                    Hugo Schaub

                         *                           Chairman and Member of Board of    23 March 2001
---------------------------------------------------  Directors
                    Alex Krauer

                         *                           First Vice Chairman and Member of  23 March 2001
---------------------------------------------------  Board of Directors
                   Alberto Togni

                         *                           Second Vice Chairman and Member    23 March 2001
---------------------------------------------------  of Board of Directors
                   Markus Kundig

                         *                           Member of Board of Directors       23 March 2001
---------------------------------------------------
                   Peter Bockli

                         *                           Member of Board of Directors       23 March 2001
---------------------------------------------------
                   Rolf A. Meyer

                         *                           Member of Board of Directors       23 March 2001
---------------------------------------------------
                  Hans Peter Ming

                         *                           Member of Board of Directors       23 March 2001
---------------------------------------------------
                 Andreas Reinhart

                         *                           Member of Board of Directors       23 March 2001
---------------------------------------------------
                   Eric Honegger

                 /s/ ROBERT MILLS                                                       23 March 2001
---------------------------------------------------
       *By Robert Mills as attorney-in-fact

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PART II
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Pursuant to the requirements of Section 6(a) of the Securities Act of 1933, the Authorized Representative has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, solely in its capacity as the duly authorized representative of UBS AG, in the United States, in The City of New York, State of New York, on 23 March 2001.

                                          By: /s/ ROBERT MILLS
                                            ------------------------------------
                                              Name: Robert Mills
                                              Title: Chief Financial
                                                     Officer -- Americas
                                                     and Regional Chief
                                                     Operating Officer

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PART II
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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, UBS Preferred Funding Trust I certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on 23 March 2001.

                                          UBS Preferred Funding Trust I

                                          By: UBS Preferred Funding Company LLC
                                          I

                                            By: /s/ ROBERT MILLS
                                              ----------------------------------
                                                Name: Robert Mills
                                                Title: President and Managing
                                                Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or Amendment has been signed by the following persons in the capacities and on the dates indicated.

                       NAME                                        TITLE                    DATE
-----------------------------------------------------------------------------------------------------

UBS Preferred Funding                                             Grantor               23 March 2001
Company LLC I

By: /s/ ROBERT MILLS                                                                    23 March 2001
--------------------------------------------------
    Name: Robert Mills
    Title: President and Managing Director

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PART II
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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, UBS Preferred Funding Company LLC I certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on 23 March 2001.

                                          UBS Preferred Funding Company LLC I

                                          By: /s/ ROBERT MILLS
                                            ------------------------------------
                                              Name: Robert Mills
                                              Title: President and Managing
                                              Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement or amendment has been signed below by the following persons in the capacities and on the dates indicated.

                       NAME                                        TITLE                    DATE
-----------------------------------------------------------------------------------------------------

                 /s/ ROBERT MILLS                    President and Managing Director    23 March 2001
---------------------------------------------------
                   Robert Mills

                         *                           Treasurer and Director             23 March 2001
---------------------------------------------------
                    Per Dyrvik

                         *                           Secretary and Director             23 March 2001
---------------------------------------------------
                 Robert Dinerstein

                 /s/ ROBERT MILLS                                                       23 March 2001
---------------------------------------------------
       * By Robert Mills as attorney-in-fact

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PART II
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INDEX TO EXHIBITS

EXHIBIT
NUMBER                            DESCRIPTION
----------------------------------------------------------------------
  1       Form of Underwriting Agreement(1)
  3.1     Articles of Association for UBS AG(1)
  3.2     By-Laws of UBS AG(1)
  3.3     Form of Amended and Restated Trust Agreement of UBS
          Preferred Funding Trust I(1)
  3.4     Form of Amended and Restated Limited Liability Company
          Agreement of UBS Preferred Funding Company I(1)
  3.5     By-Laws of UBS Preferred Funding Company I (included in
          exhibit 3.4)
  4.1     Form of UBS AG Subordinated Guarantee Agreement (included in exhibit 3.4)
  4.2     Form of Subordinated Notes of UBS AG (included in exhibit
          3.4)
  5.1     Opinion of Richards, Layton & Finger, P.A. as to the
          validity of the trust preferred securities and the company preferred securities(1)
  5.2     Opinion of Sullivan & Cromwell as to the validity of the UBS
          AG subordinated guarantee(1)
  5.3     Opinion of Bar & Karrer as to certain matters of Swiss
          law(1)
  8.1     Opinion of Sullivan & Cromwell as to U.S. federal tax
          matters (included in exhibit 5.2)
  8.2     Opinion of ATAG Ernst and Young AG, Switzerland, as to Swiss
          tax matters(1)
 10       Agreement and Plan of Merger, dated as of July 12, 2000, by and among Paine Webber Group Inc., UBS AG and Neptune Merger
          Subsidiary Inc.(1)
 12       Statement regarding ratio of earnings to fixed charges(1)
 21       Subsidiaries of UBS AG(1)
 23.1     Consent of Richards, Layton & Finger, P.A. (included in
          Exhibit 5.1)
 23.2     Consent of Sullivan & Cromwell (included in Exhibit 5.2)
 23.3     Consent of Sullivan & Cromwell (included in Exhibit 8.1)
 23.4     Consent of ATAG Ernst & Young AG, Switzerland(1)
 23.5     Consent of Ernst and Young Ltd.(1)
 23.6     Consent of Ernst & Young LLP(1)
 23.7     Consent of Ernst & Young Ltd. as independent auditors of UBS
          AG
 24.1     Power of Attorney(1)
 25.1     Statement of Eligibility of Trustee(1)
 25.2     Statement of Eligibility of Guarantee Trustee(1)

---------------
(1) Previously filed.

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